EXHIBIT 32.2

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Dispatch Auto Parts, Inc. for the nine months ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ma, Shun Cheng, our Chief Financial Officer, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, our consolidated financial condition and results of operations.

/s/ Ma, Shun Cheng
Ma, Shun Cheng

May 20, 2007

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.